UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2008

AFFINITY MEDIA INTERNATIONAL CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51983	20-3315459
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1850 Sawtelle Blvd., Suite 470 Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (310) 479-1555

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

COMMENCING SHORTLY AFTER THE FILING OF THIS FORM 8-K, AFFINITY MEDIA INTERNATIONAL CORP. (“AFFINITY”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING AFFINITY’S SECURITIES, REGARDING THE MERGER OF HOTELS AT HOME, INC. WITH AND INTO A WHOLLY OWNED SUBSIDIARY OF AFFINITY (THE “MERGER”). THIS CURRENT REPORT ON FORM 8-K WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

AFFINITY AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECIAL MEETING OF THE AFFINITY’S STOCKHOLDERS TO BE HELD TO APPROVE THE MERGER AND RELATED MATTERS. STOCKHOLDERS OF AFFINITY AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, AFFINITY’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH AFFINITY’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ AFFINITY’S FINAL PROSPECTUS, DATED JUNE 5, 2006, ITS REPORT ON FORM 10KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006 AND OTHER REPORTS AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF AFFINITY’S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS. THE DEFINITIVE PROXY STATEMENT OF AFFINITY WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE MERGER. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO AFFINITY AT: 1850 SAWTELLE BLVD., SUITE 470, LOS ANGELES, CALIFORNIA, 90025. THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE FINAL PROSPECTUS AND OTHER SEC FILINGS OF AFFINITY CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE (http://www.sec.gov).

Item 8.01 Other Events

On July 25, 2007, Affinity Media International Corp. (“Affinity”) announced that it and its wholly-owned subsidiary, Affinity Acquisition Subsidiary Corp., (“Affinity Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hotels at Home, Inc., a Delaware corporation (“Hotels”) and the stockholders of Hotels (the “Hotels Stockholders”), pursuant to which Hotels will merge into Affinity Sub and Hotels will become a wholly-owned subsidiary of Affinity. On January 21, 2008, Affinity announced that Affinity, Affinity Subsidiary, Hotels and the Hotels Stockholders entered into an amendment to the Merger Agreement (the “Amendment”), pursuant to which certain terms of the Merger Agreement were amended and restated.

On November 13, 2007, Affinity filed a Preliminary Proxy on Schedule 14A with the Securities and Exchange Commission with respect to the special meeting of its stockholders it will call to approve the Merger Agreement and the transactions contemplated by the Merger Agreement.

On January 23, 2008, Affinity issued the press release attached hereto as Exhibit 99.1 related to the financial results for Hotels for the fiscal quarter ended September 30, 2007.

Investor Presentation

The presentation attached hereto as Exhibit 99.2 is the form of slide show presentation that Affinity expects to use in investor presentations to describe the Merger and the proposed business to be acquired and operated by Affinity, assuming that the stockholder’s of Affinity approve the Merger and the related matters.

Non-GAAP Financial Measures

The investor presentation filed as an exhibit to this Report includes certain financial information not derived in accordance with generally accepted accounting principles (“GAAP”). Affinity believes that the presentation of this non-GAAP financial information may be useful to investors as it provides general information regarding the proposed business to be acquired and operated by Affinity, assuming that the stockholder’s of Affinity approve the Merger and the related matters.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 23, 2008

99.2	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINITY MEDIA INTERNATIONAL CORP.

Date: January 23, 2008	By:	/s/ Howard Cohl
Howard Cohl
President